UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23023

Montage Managers Trust
(Exact name of registrant as specified in charter)

11300 Tomahawk Creek Parkway, Suite 200
Leawood, Kansas 66211
(Address of principal executive offices) (Zip code)

Gary Henson, President
Montage Managers Trust
c/o Montage Investments
11300 Tomahawk Creek Parkway, Suite 200
Leawood, Kansas 66211
(Name and address of agent for service)

(913) 647-9782
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2016

Date of reporting period: May 31, 2016

Item 1. Report to Stockholders.

Tortoise North American Pipeline Fund
2016 Semi-Annual Report

Table of Contents

Letter to Shareholders	3

TPYP: Fund Focus	5

Expense Example	8

Financial Statements	9

Notes to Financial Statements	15

Additional Information	19

Sector allocations
		Total assets
Name/Ticker	Primary focus	($000’s)[1]	By asset type[2]	By ownership structure[2]
Tortoise North American Pipeline Fund NYSE Arca: TPYP Inception: 6/29/2015	North American pipeline companies	$22,078.7

1 As of 6/30/2016
2 As of 5/31/2016

2	Tortoise Index Solutions

2016 Semi-Annual Report | May 31, 2016

Letter to shareholders

The first half of the fiscal year, ending May 31, 2016, has been an exceptionally interesting time in the energy sector. Rarely have we seen two consecutive quarters with such strikingly different results. The beginning of the year was a continuation of one of the most volatile times in recent energy history, followed by a substantial recovery. After significant drops in oil prices, we saw price improvement during the second fiscal quarter ending May 31, 2016. Driving this increase in oil prices was a continued decline in North American production coupled with strong demand, supporting our thesis that U.S. production has been driving oil prices more than the influence of Organization of the Petroleum Exporting Countries (OPEC).

Along with crude oil prices, the performance of the broad S&P Energy Select Sector® Index recovered to end the first fiscal half flat, rebounding from negative double digits in the first fiscal quarter. In addition to oil producers reducing production due to the current market oversupply, global supply outages also contributed substantially to reducing supply. Energy fixed income performed slightly better than energy equities for the first fiscal half, but did not rebound as much in the second fiscal quarter.

On the geopolitical front, OPEC met in both Doha and Vienna but, as expected, the meetings were non-events and were overshadowed by supply outages in Nigeria and Canada. Nigeria, Africa’s largest oil producing nation, is having ongoing issues with militants attacking pipelines and export facilities. These disruptions brought Nigeria’s production to the lowest monthly average since the late 1980s.1 The Canadian wildfires that started at the beginning of May were eventually contained, but contributed to well over half of the supply outages that month.1

Upstream

Upstream oil and gas producers rebounded strongly during the second half of the period after double digit negative returns for the first three months, with the Tortoise North American Oil and Gas Producers Index® returning 4.9% for the six-month period ending May 31. The U.S. rig count continued to decline over the period, contributing to slowing crude oil production. Estimates show May production averaged 8.7 million barrels per day (MMbbl/d), which is less than the April 2016 level and significantly below the level reached in April 2015.1 U.S. production is estimated to average 8.6 MMbbl/d in 2016, down from an average of 9.4 MMbbl/d in 2015.1 Crude oil prices were volatile over the period, with West Texas Intermediate (WTI) opening the fiscal year at $41.65 per barrel, before dropping to a low of $26.21 on Feb. 11. From that point, oil climbed fairly steadily ending the six-month period at $49.10 per barrel.

We are encouraged to see management teams continuing to focus on increasing capital efficiency in the upstream sector. Before mid-2015, companies focused more on growth as well as exploration and production activities. More recently, many companies have turned their efforts to maximizing existing strategic assets. As such, capital expenditure budgets have continued to fall and we expect this trend to continue. As expected, we saw rising bankruptcies, especially with smaller producers that could not thrive in a low-price environment. These bankruptcies equated to a reduction in production, but we anticipate that many companies will continue to produce to some degree as they restructure. The shale oil and gas producers who recognized the potential of U.S. shale early and who acquired acreage at very low costs should still be able to prosper in the current price environment.

While we have seen a decrease in production, there has been a wide variety of results among the premier oil and gas basins. The Permian basin has flourished and remained strong while the Eagle Ford had the largest drop in production. Production in the Bakken has also declined, and production in the Marcellus remained essentially flat.

Natural gas inventories continued to be higher than average in 2016, which led to lower prices during the period. It will take time to work through the high inventories that were not depleted during the warm winter months, and the oversupply caused by increased production over the past few years. Prices opened the six-month period at $2.09 per million British thermal units (MMBtu), peaked at $2.53 on January 11, troughed at $1.49 and ended the period on May 31 exactly where prices opened. At the end of May, natural gas inventories were more than 30% higher than they were the same week last year and are expected to be at the highest levels on record in October 2016.1 Natural gas production growth is expected to rise only slightly through the rest of 2016, due to low prices and fewer rigs in operation. However, we expect to see production pick back up in 2017 as prices rise and increases in liquefied natural gas (LNGs) exports lead to expected production growth increases.1

Midstream

The midstream sector faced technical pressure during the energy market decline, which weighed heavily on performance early in the fiscal year. However, MLPs, as represented by the Tortoise MLP Index®, bounced back during the second fiscal quarter to end the six-month period on May 31 in positive territory returning 4.2%. Midstream MLPs substantially outpaced their upstream counterparts for the six-month period, though upstream MLPs performed better during the second fiscal quarter as they are more closely tied to crude oil prices. Broader pipeline companies had a nice recovery, as reflected by the 10.0% return of the Tortoise North American Pipeline Index® during the six months. The Tortoise North American Pipeline Fund seeks to track this index.

Performance within the midstream sector was positive across the majority of sub-sectors, with natural gas pipelines, local gas pipelines and crude oil pipelines outperforming other sub-sectors. This was largely due to the short-term correlation to rising commodity prices and market sentiment focusing more on underlying fundamentals. Additionally, refined product MLP and other pipeline companies continued to perform well due to strong demand in the low price environment.

Our long-term outlook for the midstream sector remains positive. MLP and other pipeline companies have shown signs of stabilization and we have seen a decrease in counterparty risk, mainly due to oil price improvements. These oil price increases have led to contracts being more in-line with producers’ ability to generate revenue, compared to the last six to eight months when producers were locked into contracts that made it nearly impossible to generate revenue, thus prompting contract renegotiations with pipeline companies. For many midstream companies, the priority centers on better capital efficiency. Companies are striving to ensure that their assets are fully optimized, which should lead to better returns for companies and ultimately investors. Growth opportunities still exist as our projection for capital investments in MLP, pipeline and related organic projects remains at approximately $120 billion for 2016 to 2018.

(unaudited)

Tortoise Index Solutions	3

The Energy Transfer Equity L.P./Williams Companies, Inc. deal lacked resolution until after the end of the half fiscal year, and weighed on the space. The other chief concern within the midstream sector revolved around sustainability of distributions. Distribution coverage remained healthy with some even growing and cuts within the sector have not been widespread. However, we have expected some companies to cut their distributions in order to protect their credit ratings. The key issue is the ratings agencies and their threat of a downgrade of some companies from investment grade to high yield rather than a coverage outlook issue. This threat could force otherwise stable midstream companies to elect to temporarily reduce distributions in defense of their investment grade credit ratings. In our opinion, the market has already anticipated these company specific cuts.

Downstream

Energy companies in the downstream segment of the energy value chain, including refiners and petrochemical companies, have still been producing strong free cash flows at historically high levels although these levels have compressed slightly since the peak in 2015. Refiner margins, though still attractive, have continued to narrow with higher crude oil prices. While the price of ethane, a petrochemical feedstock, has increased, demand from petrochemical companies has also continued to rise, stemming from new facilities coming online. Even though the price of ethane has increased, demand for the end product has also increased, essentially neutralizing that potential headwind. The U.S. still provides some of the lowest priced ethane in the world, thus making the U.S. well positioned for exporting. Ethylene prices have tended to move in tandem with crude oil prices, so we believe prices will continue to move higher in the long-term. Power and utility companies, including local distribution companies, did not participate as much in the recent rebound compared to other energy sectors since they are defensive by nature and their performance had not been impacted as greatly by lower commodity prices.

We believe that 2016 will be a milestone year for U.S. energy exports as it stands to become a relevant supplier of low-cost energy to the rest of the world. For the first time in 40 years, U.S. crude oil was exported. In early 2016, the first LNG shipment was also exported, and ethane was shipped for the first time in March.

Capital markets

Capital markets became cautiously optimistic and more constructive as the period progressed, with companies shifting their focus to operating their core assets and divesting non-strategic business activities. MLP and other pipeline companies raised nearly $22 billion in equity and debt transactions during the first fiscal half.

Exploration and production companies are continuing to raise capital, totaling nearly $23 billion for the six-month period ending May 31. There were no initial public offerings (IPOs) in the energy sector during the first half of the fiscal year. Merger and acquisition activity among MLP and other pipeline companies picked up in the second half of the period, highlighting the value of pipeline assets. Over the six-month period, announced transactions totaled over $22 billion. The largest of these was TransCanada Corporation’s acquisition of Columbia Pipeline Group, Inc. in a deal valued at approximately $12 billion.

Concluding thoughts

Coming into mid-year, it is encouraging to see improvement in the price of oil, which has helped performance across the energy value chain, particularly in the upstream segment, that is more closely tied to commodity prices. The market seemed to echo our long-term belief that midstream fundamentals remain solid, causing a significant performance bounce back in that segment of the value chain. Now that the economy has had some time to start to work off the oversupply in the market, combined with companies becoming more capital efficient, we expect that we will see more lasting improvements throughout the second half of this year and into 2017.

We anticipate that OPEC will continue to wield less influence than in recent decades. The non-events of the most recent two OPEC meetings reinforce our belief that the U.S. is becoming a significantly more relevant player in the global energy landscape. We continue to believe that 2016 will be a milestone year for U.S. energy exports, as the U.S. becomes a sustainable, long-term supplier of low-cost energy to the rest of the world.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM. S&P® is a registered trademark of Standard & Poor’s Financial Services (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. Neither S&P Dow Jones Indices, SPFS, Dow Jones nor any of their affiliates sponsor and promote the indices and none shall be liable for any errors or omissions in calculating the indices.

Investment grade is a credit rating that indicates a low risk to investors.

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, June 2016

(unaudited)

4	Tortoise Index Solutions

2016 Semi-Annual Report | May 31, 2016

Tortoise North American Pipeline Fund

Top ten holdings (as of May 31, 2016)

1.	TransCanada Corporation	7.5%
2.	Spectra Energy Corporation	7.2%
3.	Enbridge Inc.	7.0%
4.	Kinder Morgan, Inc.	6.7%
5.	The Williams Companies, Inc.	5.2%
6.	Enterprise Products Partners L.P.	4.2%
7.	Pembina Pipeline Corporation	3.8%
8.	Columbia Pipeline Group, Inc.	3.5%
9.	ONEOK, Inc.	3.1%
10.	AGL Resources Inc.	2.7%

TPYP key benefits

●	Access to the sizable pipeline network of one of the world’s largest consumers of energy

●	Attractive total return potential in a historically defensive sector

●	Flow-through structure allows for tax-efficient access to the pipeline sector

●	Exposure to Tortoise North American Pipeline IndexSM
	–	Effectively represents the characteristics of the market
	–	A leading benchmark for analysis of the pipeline sector
	–	Proprietary, research-driven and rules-based methodology
	–	Constituent caps to allow for broader representation of the market and investability

Value of $10,000 vs. Tortoise North American Pipeline IndexSM Since inception on June 29, 2015 through May 31, 2016

This chart illustrates the performance of a hypothetical $10,000 investment made on June 29, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since June 29, 2015 through May 31, 2016. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

Tortoise Index Solutions	5

Key asset performance drivers

Top five contributors	Company type	Performance driver
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Steady cash flows from fee-based contracts and announced purchase of Columbia Pipeline Group, Inc.
Spectra Energy Corporation	Midstream natural gas/natural gas liquids pipeline company	Increased Northeast natural gas production supported infrastructure buildout and strong three-year outlook
Enbridge Inc.	Midstream crude oil pipeline company	Steady cash flow and strong dividend growth supported by midstream growth projects
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Improved cash flows after contract restructuring and improved natural gas liquids (NGLs) outlook
Targa Resources Corp.	Midstream gathering and processing company	Benefitted from a combination of a completed rollup transaction and preferred issuance that solved capital market needs

Bottom five detractors	Company type	Performance driver
The Williams Companies, Inc.	Midstream gathering and processing company	Concerns regarding proforma Energy Transfer Equity, L.P. leverage resulting from pending acquisition by Energy Transfer Equity, L.P., and Chesapeake counterparty risk
Cheniere Energy, Inc.	Midstream natural gas/natural gas liquids pipeline company	Decline in global liquefied natural gas (LNG) prices decreased the U.S. LNG export arbitrage
Kinder Morgan, Inc.	Midstream natural gas/natural gas liquids pipeline company	Dividend cut in December to preserve credit rating
Energy Transfer Equity, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concern regarding higher leverage resulting from pending acquisition of The Williams Companies, Inc. and management change
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Concerns due to leverage and dividend sustainability

Total returns (as of May 31, 2016)
Ticker	6 months	Since inception(1)	Gross expense ratio
TPYP @ Market	8.73%	-13.52%	0.40%
TPYP @ NAV	9.47%	-13.31%	0.40%
S&P 500® Index(2)	1.93%	4.01%	—
TNAPT(3)	9.96%	-12.81%	—

(1)	Reflects period from fund inception on 6/29/2015 through 5/31/2016.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

6	Tortoise Index Solutions

2016 Semi-Annual Report | May 31, 2016

Tortoise North American Pipeline Fund

Investing involves risk. Principal loss is possible. The Fund has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the index. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the portfolio differs from that of a direct investment in an MLP by an investor. The value of the portfolio’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the portfolio which could result in a reduction of the portfolio’s value. Investments in foreign issuers involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The portfolio invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The portfolio may also write call options which may limit the portfolio’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the fund.

Portfolio holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

(unaudited)

Tortoise Index Solutions	7

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 – May 31, 2016).

Actual expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value(1)	Account Value	(12/01/2015 to
	(12/01/2015)	(05/31/2016)	05/31/2016)
Actual(2)	$1,000.00	$1,094.70	$3.51
Hypothetical (5% annual	$1,000.00	$1,021.65	$3.39
return before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.67%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2016 of 9.47%.

(unaudited)

8	Tortoise Index Solutions

2016 Semi-Annual Report | May 31, 2016

Schedule of Investments (unaudited)
May 31, 2016

	Shares	Fair Value
Common Stock — 78.4%(1)

Canadian Crude Oil Pipelines — 14.3%(1)
Enbridge Inc.	36,604	$1,460,134
Enbridge Income Fund Holdings Inc.	6,641	157,093
Gibson Energy Inc.	9,039	105,875
Inter Pipeline Ltd.	24,106	489,896
Pembina Pipeline Corporation	26,847	787,588
		3,000,586
Canadian Local Distribution Company — 0.2%(1)
Valener Inc.	2,735	47,156
Canadian Natural Gas/Natural Gas Liquids Pipelines — 11.2%(1)
AltaGas Ltd.	10,499	242,670
Keyera Corp.	12,327	367,737
TransCanada Corporation	37,640	1,560,555
Veresen Inc.	21,430	167,668
		2,338,630
United States Crude Oil Pipelines — 1.5%(1)
Enbridge Energy Management, LLC	1,703	37,233
Plains GP Holdings, L.P.	17,891	167,997
SemGroup Corp.	3,189	101,378
		306,608
United States Local Distribution Companies — 16.3%(1)
AGL Resources Inc.	8,611	566,604
Atmos Energy Corporation	7,311	532,972
Chesapeake Utilities Corporation	1,078	62,190
New Jersey Resources Corporation	6,153	216,278
NiSource Inc.	22,908	546,585
Northwest Natural Gas Company	1,957	107,439
ONE Gas, Inc.	3,738	219,234
Piedmont Natural Gas Company, Inc.	5,808	348,828
South Jersey Industries, Inc.	5,435	157,017
Southwest Gas Corporation	3,393	235,576
Spire Inc.	3,107	197,543
WGL Holdings, Inc.	3,554	231,827
		3,422,093
United States Natural Gas Gathering/Processing — 8.0%(1)
Archrock, Inc.	4,952	37,784
EnLink Midstream, LLC	3,594	56,318
Targa Resources Corp.	11,657	499,269
The Williams Companies, Inc.	48,914	1,083,934
		1,677,305
United States Natural Gas/Natural Gas Liquids Pipelines — 26.9%(1)
Cheniere Energy Partners LP Holdings, LLC	3,311	66,054
Cheniere Energy, Inc.(2)	16,876	542,226
Columbia Pipeline Group, Inc.	28,635	731,338
Kinder Morgan, Inc.	77,677	1,404,400
National Fuel Gas Company	6,072	333,960
ONEOK, Inc.	15,028	649,961
Questar Corporation	12,530	315,881
Spectra Energy Corporation	47,309	1,507,265
Tallgrass Energy GP, LP	2,966	71,303
		5,622,388
United States Refined Product Pipelines — 0.0%(1)
VTTI Energy Partners LP	478	9,703
Total Common Stock
(Cost $18,908,014)		16,424,469

Master Limited Partnerships — 21.4%(1)

United States Crude Oil Pipelines — 3.9%(1)
Arc Logistics Partners LP	211	2,469
Enbridge Energy Partners, L.P.	5,302	115,265
Genesis Energy, L.P.	2,224	83,778
NuStar Energy L.P.	1,594	78,377
NuStar GP Holdings LLC	844	21,125
PBF Logistics LP	518	11,287
Plains All American Pipeline, L.P.	9,806	226,813
Rose Rock Midstream LP	399	10,294
Shell Midstream Partners, L.P.	1,862	62,843
Sunoco Logistics Partners L.P.	4,791	131,513
Tesoro Logistics LP	1,447	71,120
		814,884

See accompanying Notes to Financial Statements.

Tortoise Index Solutions	9

Schedule of Investments (unaudited) (continued)
May 31, 2016

	Shares	Fair Value
United States Natural Gas Gathering/Processing — 3.7%(1)
American Midstream Partners LP	578	$7,109
Antero Midstream Partners LP	1,683	41,402
Archrock Partners, L.P.	891	12,715
Cone Midstream Partners LP	496	7,688
DCP Midstream Partners, LP	2,263	75,878
Enable Midstream Partners, LP	635	9,233
EnLink Midstream Partners, LP	2,454	38,626
Midcoast Energy Partners LP	524	4,271
MPLX LP	6,126	195,420
PennTex Midstream Partners, LP	276	4,063
Rice Midstream Partners LP	1,048	19,168
Summit Midstream Partners LP	910	19,055
USA Compression Partners LP	616	9,375
Western Gas Equity Partners, LP	646	27,164
Western Gas Partners LP	1,934	96,371
Williams Partners LP	6,225	198,702
		766,240
United States Natural Gas/Natural Gas Liquids Pipelines — 10.0%(1)
Cheniere Energy Partners, L.P.	1,095	31,656
Columbia Pipeline Partners LP	1,323	19,488
Crestwood Equity Partners LP	1,315	28,378
Dominion Midstream Partners, LP	607	17,554
Energy Transfer Equity, L.P.	20,606	260,460
Energy Transfer Partners, L.P.	11,385	412,820
Enterprise Products Partners L.P.	31,656	878,771
EQT GP Holdings LP	589	15,373
EQT Midstream Partners LP	1,343	101,222
ONEOK Partners, L.P.	4,251	161,325
Spectra Energy Partners LP	1,364	61,298
Tallgrass Energy Partners LP	825	37,340
TC Pipelines, LP	1,155	63,791
		2,089,476
United States Refined Product Pipelines — 3.8%(1)
Buckeye Partners, L.P.	3,176	228,418
CrossAmerica Partners LP	429	9,867
Delek Logistics Partners LP	227	5,991
Global Partners LP	693	9,210
Holly Energy Partners, L.P.	879	29,148
Magellan Midstream Partners, L.P.	5,607	392,770
Phillips 66 Partners LP	857	47,075
Sprague Resources LP	217	5,197
Sunoco LP	682	22,622
TransMontaigne Partners L.P.	317	12,109
Valero Energy Partners LP	530	24,523
Western Refining Logistics, LP	389	9,184
World Point Terminals, LP	285	4,355
		800,469
Total Master Limited Partnerships
(Cost $5,264,023)		4,471,069

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Invesco Liquid Assets Portfolio, Institutional Class, 0.44%(3)
(Cost $4,175)	4,175	4,175

Total Investments — 99.8%(1)
(Cost $24,176,212)		20,899,713
Other Assets in Excess of Liabilities, Net — 0.2%(1)		42,810
Total Net Assets — 100.0%(1)		$20,942,523

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2016.

See accompanying Notes to Financial Statements.

10	Tortoise Index Solutions

2016 Semi-Annual Report | May 31, 2016

Statement of Assets & Liabilities (unaudited)
May 31, 2016

Assets:
Investments, at fair value (cost $24,176,212)	$20,899,713
Dividends & interest receivable	52,459
Total assets	20,952,172
Liabilities:
Payable to Adviser	9,649
Total liabilities	9,649
Net Assets	$20,942,523

Net Assets Consist of:
Capital Stock	$25,202,267
Accumulated net investment loss	(173,173)
Accumulated net realized loss on investments	(809,771)
Net unrealized depreciation of investments and translations of foreign currency	(3,276,800)
Net Assets	$20,942,523

Net Assets	$20,942,523
Shares issued and outstanding(1)	1,000,000
Net asset value, redemption price and offering price per share	$20.94

(1) Unlimited shares authorized.

See accompanying Notes to Financial Statements.

Tortoise Index Solutions	11

Statement of Operations (unaudited)
For the Six Months Ended May 31, 2016

Investment Income:
Dividends and distributions from common stock	$361,692
Distributions from master limited partnerships	161,612
Less: return of capital on distributions	(181,477)
Less: foreign taxes withheld	(19,907)
Net dividends and distributions from investments	321,920
Dividends from money market mutual funds	54
Total investment income	321,974
Expenses:
Advisory fees (See Note 5)	64,444
Net expenses	64,444
Net Investment Income	257,530
Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency:
Net realized loss on investments, including foreign currency gain (loss)	(503,089)
Net change in unrealized depreciation of investments and translations of foreign currency	2,073,725
Net Realized and Unrealized Gain on Investments	1,570,636
Net Increase in Net Assets Resulting from Operations	$1,828,166

See accompanying Notes to Financial Statements.

12	Tortoise Index Solutions

2016 Semi-Annual Report | May 31, 2016

Statements of Changes in Net Assets

		Period from
	Six Months Ended	June 29, 2015(1) to
	May 31, 2016	November 30, 2015
	(unaudited)
Operations
Net investment income	$257,530	$268,229
Net realized loss on investments, including foreign currency gain (loss)	(503,089)	(414,072)
Net change in unrealized depreciation of investments and translations of foreign currency	2,073,725	(5,350,525)
Net increase (decrease) in net assets resulting from operations	1,828,166	(5,496,368)
Capital Share Transactions
Proceeds from shares sold	—	27,329,785
Payments for shares redeemed	(991,280)	(1,023,630)
Net increase (decrease) in net assets resulting from capital share transactions	(991,280)	26,306,155
Distributions to Shareholders
From net investment income	(292,005)	(245,300)
From net realized gains	—	—
From return of capital	(166,845)	—
Total distributions to shareholders	(458,850)	(245,300)
Total Increase in Net Assets	378,036	20,564,487
Net Assets
Beginning of period	20,564,487	—
End of period (including undistributed (accumulated) net investment income (loss)
of $(173,173) and $28,147, respectively)	$20,942,523	$20,564,487
Transactions in Shares
Shares sold	—	1,100,000
Shares redeemed	(50,000)	(50,000)
Net increase (decrease)	(50,000)	1,050,000

(1) Inception date of the Fund.

See accompanying Notes to Financial Statements.

Tortoise Index Solutions	13

Financial Highlights

		Period from
	Six Months Ended	June 29, 2015(1) to
	May 31, 2016	November 30, 2015
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$19.59	$25.00
Investment operations:
Net investment income	0.24	0.24
Net realized and unrealized gain (loss) on investments and translations of foreign currency	1.55	(5.43)
Total from investment operations	1.79	(5.19)
Less distributions from:
Net investment income	(0.28)	(0.22)
Net realized gains	—	—
Return of capital	(0.16)	—
Total distributions	(0.44)	(0.22)
Net asset value, end of period	$20.94	$19.59
Total Return(3)	9.47%	(20.81)%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$20,943	$20,564
Ratios to Average Net Assets:
Expenses(4)	0.67%	0.70%
Net investment income(4)	2.69%	2.68%
Portfolio turnover rate(3)	13%	17%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

14	Tortoise Index Solutions

2016 Semi-Annual Report | May 31, 2016

Notes to Financial Statements (unaudited)
May 31, 2016

1. Organization

Tortoise North American Pipeline Fund (the “Fund”) is a non-diversified series of Montage Managers Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund seeks investment results that correspond generally to the price and distribution rate (total return) performance of the Tortoise North American Pipeline IndexSM (the “Underlying Index”). The Fund commenced operations on June 29, 2015.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A purchase (i.e. creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. The standard fixed creation transaction fee for the Fund is $500. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund are displayed in the capital shares transaction section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of May 31, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2016, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Securities Transactions, Income and Distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Fund’s investments generally are comprised of ordinary income and return of capital. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund will make distributions of net investment income, if any, quarterly. The Fund will also distribute net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Tortoise Index Solutions	15

Notes to Financial Statements (unaudited) (continued)

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Share Valuation — The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.
Level 2 —

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of May 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common stock	$16,424,469	$—	$—	$16,424,469
Master limited partnerships	4,471,069	—	—	4,471,069
Short-term investment	4,175	—	—	4,175
Total investments in securities	$20,899,713	$—	$—	$20,899,713

16	Tortoise Index Solutions

2016 Semi-Annual Report | May 31, 2016

Notes to Financial Statements (unaudited) (continued)

Refer to the Fund’s Schedule of Investments for additional industry information. The Fund utilizes the end of the reporting period method for determining transfers between levels. During the period ended May 31, 2016, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments.

4. Concentration Risk

Because the Fund’s assets are concentrated in the energy pipeline industry, the Fund is subject to loss due to adverse occurrences that may affect that industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if a small number of its investments perform poorly.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Index Solutions, LLC (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.40% of the Fund’s average daily net assets. Prior to May 17, 2016, this rate was 0.70%. The adviser bears the cost of all advisor and non-advisory services required to operate the Fund.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees and monitors the activities of the Fund’s custodian, transfer agent and accountants. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

6. Investment Transactions

The aggregate purchases and sales, excluding short-term investments and in-kind transactions, by the Fund for the period ended May 31, 2016, were as follows:

	Purchases	Sales
Other	$2,511,988	$2,498,052

For the period ended May 31, 2016, in-kind transactions associated with creation and redemptions were as follows:

	Purchases	Sales
Other	$—	$999,865

7. Federal Tax Information

As of November 30, 2015, the components of accumulated losses on a tax basis were as follows:

Cost of investments	$25,874,615
Gross unrealized appreciation	525,707
Gross unrealized depreciation	(5,910,679)
Net unrealized depreciation	(5,384,972)
Undistributed ordinary income	28,147
Undistributed long-term capital gain	—
Total distributable earnings	28,147
Other accumulated losses	(272,235)
Total accumulated losses	$(5,629,060)

The difference between book and tax-basis cost is attributable primarily to wash sales and master limited partnership (MLP) adjustments.

Tortoise Index Solutions	17

Notes to Financial Statements (unaudited) (continued)

As of November 30, 2015, the Fund had a short-term capital loss carryforward of $272,235 which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital losses for the period ended November 30, 2015 have been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2015 tax reporting information from the individual MLPs.

As of May 31, 2016, the cost basis for investments for federal income tax purposes was as follows:

Cost of investments	$23,829,316
Gross unrealized appreciation	1,423,441
Gross unrealized depreciation	(4,353,044)
Net unrealized depreciation	$(2,929,603)

During the period ended May 31, 2016, the Fund paid the following distributions to shareholders:

Ordinary income* (estimate)	$292,005
Long-term capital gains**	—
Return of capital (estimate)	166,845
Total distributions	$458,850

During the period ended November 30, 2015, the Fund paid the following distributions to shareholders:

Period from
June 29, 2015*** to
November 30, 2015
Ordinary income*	$245,300
Long-term capital gains**	—
Return of capital	—
Total distributions	$245,300

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).
***	Inception date of the Fund.

8. Subsequent Events

On June 21, 2016, the Fund paid a distribution to shareholders in the amount of $231,000, or $0.231 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

18	Tortoise Index Solutions

2016 Semi-Annual Report | May 31, 2016

Additional Information (unaudited)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-844-TR-INDEX or 1-844-874-6339.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-TR-Index or 1-844-874-6339. Information regarding how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2015 is available (1) without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339, or (2) on the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts
Information regarding how often shares of the Fund trades on the Exchange at a price about (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, free of charge, on the Fund’s website at etp.tortoiseindexsolutions.com.

Privacy Notice
The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/ educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise Index Solutions	19

Contacts

Board of Trustees
Megan Webber, CPA
James Neville, Jr.
Gary Henson

Investment Adviser
Tortoise Index Solutions, LLC
11550 Ash Street, Suite 300
Leawood, KS 66211

Adviser Marketing Support
Montage Investments, LLC
4200 West 115th Street, Suite 240
Leawood, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Morgan, Lewis & Bockius, LLP
2020 K Street NW
Washington, DC 20006-1806

844-TR-INDEX
(844-874-6339)

This report should be accompanied or preceded
by a prospectus.

The Fund’s Statement of Additional Information
contains additional information about the Fund’s
trustees and is available without charge upon request
by calling 1-844-TR-INDEX or 1-844-874-6339.

11550 Ash Street, Suite 300

Leawood, KS 66211

www.tortoiseindexsolutions.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the first and second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Montage Managers Trust

By (Signature and Title)*	/s/ Gary Henson
Gary Henson, President

Date	August 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gary Henson
Gary Henson, President

Date	August 10, 2016

By (Signature and Title)*	/s/ David L. Henriksen
David L. Henriksen, Treasurer

Date	August 10, 2016

* Print the name and title of each signing officer under his or her signature.